SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 16, 2005

K-TRON INTERNATIONAL, INC.
(Exact Name of Registrant Specified in Charter)

New Jersey (State or Other Jurisdiction of Incorporation)	0-9576 (Commission File Number)	22-1759452 (I.R.S. Employer Identification No.)

Routes 55 & 553 P.O. Box 888
Pitman, New Jersey	08071-0888
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (856) 589-0500

____________Not Applicable_______________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 16, 2005, K-Tron International, Inc. issued a press release announcing its plan to repatriate $10 million of undistributed foreign earnings of its Swiss subsidiary under the American Jobs Creation Act. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

	Exhibit No.	Description

	99.1	Press Release dated December 16, 2005 issued by
K-Tron International, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-TRON INTERNATIONAL, INC.

By	EDWARD B. CLOUES, II
Edward B. Cloues, II
Chairman of the Board and Chief Executive Officer

Dated: December 19, 2005

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 16, 2005 issued by K-Tron International, Inc.